UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

516-466-3100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Current Report on Form 8-K (the “Current Report”) to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of the Autumn Brook Apartments (as defined) for the year ended December 31, 2012 and the unaudited statement of revenues and certain expenses for the three months ended March 31, 2013 and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition, by a joint venture in which we have a 75% equity interest, of a 156 unit multi-family residential property located in Hixson, Tennessee (the “Autumn Brook Apartments”).  This property was purchased on June 21, 2103 for a contract purchase price of $10.9 million of which $8.1 million was financed with mortgage debt.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP dated August 27, 2013

Independent Auditor’s Report

Board of Trustees and Shareholders
BRT Realty Trust and Subsidiaries
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 5555 Hixson Pike, Hixson, TN (“Autumn Brook Apartments”) for the year ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Autumn Brook’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Autumn Brook Apartments for the year ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Autumn Brook Apartments’ revenue and expenses.

/s/BDO USA, LLP

New York, New York
August 27, 2013

Autumn Brook Apartments
Statements of Revenues and Certain Expenses

	Three Months Ended March 31, 2013 (unaudited)	Year Ended December 31, 2012
Revenues:
Rental and other income	$347,000	$1,489,000

Certain Expenses:
Real estate taxes	37,000	149,000
Management fees	16,000	65,000
Utilities	18,000	74,000
Payroll	56,000	224,000
Repairs and maintenance	24,000	111,000
Other real estate operating expenses	53,000	152,000
Total certain expenses	204,000	775,000

Revenues in excess of certain expenses	$143,000	$714,000

See Independent Auditor's report and accompanying notes to the Statements of Revenues and Certain Expenses.

Autumn Brook Apartments
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property, located at 5555 Hixson Pike, Hixson, Tennessee (“Autumn Brook Apartments”), is a 156-unit multi-family garden apartment complex.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT (i) originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate property in the United States, (ii) began participating, in fiscal 2012, as an equity investor in joint ventures that own and operate multi-family properties and (iii) owns and operates commercial and mixed use real estate assets, and in particular, development properties located in Newark, New Jersey.

On June 21, 2013, a consolidated joint venture comprised of TRB Autumn Brook LLC, the Trust’s wholly-owned subsidiary and an unaffiliated joint venture partner, acquired Autumn Brook Apartments for a contract purchase price of $10.9 million, including $8.1 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Autumn Brook Apartments have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

Autumn Brook Apartments was organized as a limited liability company and is not directly subject to federal taxes.  The limited liability company is subject to state franchise tax.

3.  Subsequent Events

Subsequent events were evaluated from December 31, 2012 through August 27, 2013, the date on which the Statement of Revenues and Certain Expenses was issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On June 21, 2013, a consolidated joint venture comprised of Autumn Brook LLC, a wholly-owned subsidiary of BRT Realty Trust (“the Trust”), and an unaffiliated joint venture partner, acquired a 156-unit multi-family garden apartment complex located at 5555 Hixson Pike, Hixson Tennessee (“Autumn Brook Apartments”) for a contract purchase price of $10.9 million, including $8.1 million of mortgage debt.

The acquisition of Autumn Brook Apartments was included in the Trust’s quarterly report on Form 10-Q for the quarter ended June 30, 2013.  Therefore, no consolidated balance sheet is presented.  The unaudited pro forma unaudited consolidated statement of income for the year ended September 30, 2012 is presented as if the acquisitions had been completed on October 1, 2011. The pro forma unaudited consolidated statement of income for the six months ended March 31, 2013 is presented as if the acquisition had been completed on October 1, 2012.

The pro forma unaudited consolidated statement of operations for the six months ended March 31, 2013 has been adjusted to reflect the income and certain expense items of Grove At Trinity Pointe, Avondale Station Apartments, Spring Valley Club Apartments, Stonecrossing at Westchase and Courtney Station Apartments (as defined) (collectively the “Previously Reported Acquisitions”) from the date of acquisition through March 31, 2013.

These pro forma unaudited statement of operations are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2012.

The pro forma unaudited consolidated statements of operations are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2011 and October 1, 2012, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

Set forth below is a summary of the transactions reflected in these pro forma unaudited consolidated financial statements.

On or about  November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit multi-family garden apartment complex located in Cordova, Tennessee (“Grove at Trinity Pointe”).  The contract purchase price was $25.5 million and included $19.25 million of mortgage debt.

On or about November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit multi-family garden apartment complex located in Decatur, Georgia (“Avondale Station Apartments”).  The contract purchase price was $10.45 million and included $8.0 million of mortgage debt.

On or about January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments, a 160 unit multi-family garden apartment complex located in
Panama City, Florida (“Spring Valley Club Apartments”).  The contract purchase price was $7.2 million and included $5.6 million of mortgage debt.

On or about April 19, 2013, a consolidated joint venture comprised of TRB Houston Galleria LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Stonecrossing of Westchase, a 240 unit multi-family garden apartment complex located in Houston, Texas (“Stonecrossing of Westchase”).  The contract purchase price was $16.8 million and included $13.2 million of mortgage debt.

On or about April 29, 2013, a consolidated joint venture comprised of TRB Courtney Station LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Courtney Station Apartments, a 300 unit multi-family garden apartment complex located in Pooler, Georgia (“Courtney Station Apartments”).  The contract purchase price was $35.3 million and included $26.4 million of mortgage debt.

On or about June 21, 2013, a consolidated joint venture comprised of TRB Autumn Brook LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Autumn Brook Apartments, a 156 unit multi-family garden apartment complex located in Hixson, Tennessee.  The contract purchase price was $10.9 million and included $8.1 million of mortgage debt.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2012
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (f)			Purchase of Autumn Brook Apartments		The Trust Pro Forma As Adjusted
Revenues:
Rental and other revenue from real estate properties	$8,675		$13,041		$1,477			$23,193
Interest and fees on real estate loans	9,530		-		-			9,530
Recovery of previously provided allowances	156		-		-			156
Other income	1,218		-		-			1,218
Total revenues	19,579		13,041		1,477			34,097
Expenses:
Interest expense	4,729		2,906	(a)	364	(e)		7,999
Advisor’s fees, related party	1,104		343	(b)	37	(b)		1,484
Property acquisition costs	2,407		-		-			2,407
General and administrative—including $705 to related party	7,161		-		-			7,161
Operating expenses relating to real estate properties	6,042		6,512		774			13,328
Depreciation and amortization	2,004		2,617	(c)	307	(c)		4,928
Total expenses	23,447		12,378		1,482			37,307
Total revenues less total expenses	(3,868)		663		(5)			(3,210)
Equity in earnings of unconsolidated ventures	829		-		-			829
Gain on sale of available-for-sale securities	605		-		-			605
Gain on sale of loan	3,192		-		-			3,192
Income (loss) from continuing operations	758		663		(5)			1,416

Discontinued operations:
Gain on sale of real estate assets	792		-		-			792
Net income (loss)	1,550		663		(5)			2,208
Plus: net loss (income) attributable to non controlling interests	2,880		(201	)(d)	(8	)(d)		2,671
Net income (loss) attributable to common shareholders	$4,430		$462		$(13)			$4,879

Basic and diluted per share amounts attributable to common shareholders:
Income (loss) from continuing operations	$.26	$	. 03		$.00		$	. 29
Discontinued operations	.06		-		-			.06
Basic and diluted income per share	$.32		$.03		$.00			$.35

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$3,638		$462		$(13)			$4,087
Discontinued operations	792		-		-			792
Net income (loss)	$4,430		$462		$(13)			$4,879

Weighted average number of common shares outstanding:
Basic and diluted	14,035,792		14,035,792		14,035,792			14,035,792

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Six Months Ended March 31, 2013
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acqusitions (f)			Purchase of Autumn Brook Apartments	The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$12,506		$4,037		$739		$17,282
Interest and fees on real estate loans	4,845		-		-		4,845
Recovery of previously provided allowances	422		-		-		422
Other income	624		-		-		624
Total revenues	18,397		4,037		739		23,173
Expenses:
Interest expense	5,607		991	(a)	182 (e)		6,780
Advisor’s fees, related party	817		117	(b)	18 (b)		952
Property acquisition costs	1,038		-		-		1,038
General and administrative—including $403 to related party	3,584		-		-		3,584
Operating expenses relating to real estate properties	6,563		1,991		387		8,941
Depreciation and amortization	2,905		871	(c)	154 (c)		3,930
Total expenses	20,514		3,970		741		25,225
Total revenues less total expenses	(2,117)		67		(2)		(2,052)
Equity in earnings of unconsolidated ventures	129		-		-		129
Gain on the sale of available-for-sale securities	482		-		-		482
Net (loss) income	(1,506)		67		(2)		(1,441)
Plus: net loss (income) attributable to non-controlling interests	1,212		(37	)(d)	(4)		1,171
Net (loss) income attributable to common shareholders	$(294)		$30		$(6)		$(270)

Basic and diluted per share amounts attributable to common shareholders:
Loss (income) from continuing operations	$(.02)	$	. 00		$.00	$	(. 02)
Discontinued operations	-		-		-		-
Basic and diluted loss (income) per share	$(.02)		$.00		$.00		$(.02)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	$(294)		30		$(6)		$(270)
Discontinued operations	-		-		-		-
Net (loss) income	$(294)		$30		$(6)		$(270)

Weighted average number of common shares outstanding:
Basic and diluted	14,111,153		14,111,153		$14,111,153		14,111,153

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In April 2013, the Trust entered into a joint venture and the joint venture acquired Courtney Station Apartments for $ 35.3 million, funded with cash and a mortgage loan of $26.4 million.

In April 2013, the Trust entered into a joint venture and the joint venture acquired Stonecrossing of Westchase for $ 16.8 million, funded with cash and a mortgage loan of $13.2 million.

In January 2013, the Trust entered into a joint venture, and the joint venture acquired Spring Valley Apartments for $7.2 million, funded with cash and a mortgage loan of $5.6 million.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Avondale Station Apartments for $10.45 million, funded with cash and a mortgage loan of $8.0 million.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Grove at Trinity Pointe for $25.5 million, funded with cash and a mortgage loan of $19.25 million.

2.
Notes to the pro forma consolidated statements of income for Stonecrossing at Westchase, Courtney Station Apartments, Spring Valley Club Apartments, Grove at Trinity Pointe, Avondale Station Apartments and Autumn Brook Apartments for the year ended September 30, 2012 and the six months ended March 31, 2013

a)
To reflect the interest expense resulting from the mortgages securing Courtney Station Apartments, Stonecrossing at Westchase, Spring Valley Club Apartments, Grove at Trinity Pointe and Avondale Station Apartments, which expense is calculated using interest rates of 4.00%, 3.95%, 4.06%, 3.71%  and 3.74%, respectively, and includes amortization of loan related fees.

b)	To reflect the advisory fees to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation on the estimated useful life of 30 years of the buildings.

d)	To reflect the non-controlling interest share of income or loss from these properties for their 20% - 25% equity interest in these joint ventures.

e)
To reflect the interest expense resulting from the mortgage securing Autumn Brook Apartments.  Interest expense is calculated using an interest rate of 4.29% and includes amortization of loan related fees.

f)	Refers to previous acquisitions of Courtney Station Apartments, Spring Valley Club Apartments, Stonecrossing at Westchase, Grove at Trinity Pointe and Avondale Station Apartments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
August 27, 2013		George Zweier
Great Neck, NY		Vice President and Chief Financial Officer